UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT,
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report November 30, 2012

TRINITY CAPITAL CORPORATION
(Exact name of Registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
As disclosed in the Trinity Capital Corporation's (the "Company") Form 8-K filed on November 13, 2012, resulting from the most recent examination of Los Alamos National Bank (the "Bank"), certain amendments to the Bank's Call Reports were required for the periods ending December 31, 2011, March 31, 2012 and June 30, 2012. The Company also filed amended consolidated holding company reports with the Federal Reserve Bank of Kansas City for these dates.  The Company is evaluating with its independent public accounting firms for these periods whether restatement of its 2011 Form 10-K and interim 2012 Form 10-Qs is necessary, and has not yet filed 2012 Form 10-Q for September 30, 2012.  The Company noted a material weakness in its internal controls over financial reporting, specifically noting certain loans that were downgraded during the examination and required additional allowance for loan and lease losses allocated to these loans.

In connection with the findings of the examination, on November 30, 2012, the Bank entered into a written agreement (the "Agreement") with its primary regulator, the Office of the Comptroller of the Currency ("OCC").  The basis for the Agreement was the 2012 on-site examination of the Bank by the OCC, using conditions as of June 30, 2012.  The Agreement is generally focused on improving the Bank's credit administration, credit underwriting, internal controls and management supervision.   Additionally, the Agreement requires that the Bank receive approval of the OCC prior to declaring dividends.

Management and the board of directors are committed to taking the necessary actions to fully address the provisions of the Agreement within the timeframes identified in the Agreement.  The Bank has made progress in addressing the requirements to date.  The Bank has programs and planned actions in place to address the provisions of the Agreement.

The description of the Agreement set forth above does not purport to be complete, and is qualified by reference to the full text of the Agreement, which is attached to this Form 8-K as Exhibit 99.1.  The Agreement was issued under the regulatory authority of the OCC and is not intended to modify the previous disclosures of the Company regarding the condition of the Bank or the Company or the adequacy or effectiveness of its internal control over financial reporting or disclosure controls and procedures.

******

This document contains, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as "believe," "expect," "anticipate," "plan," "intend," "estimate," "may," "will," "would," "could," "should" or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and Trinity undertakes no obligation to update any statement in light of new information or future events.  These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits
(d)            Exhibits
99.1            Written Agreement, dated November 30, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: December 6, 2012	By:	/s/ William C. Enloe
William C. Enloe